UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2011
Date of Report (Date of earliest event reported)

NATURALLY ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	000-50367 (Commission File Number)	98-0359306 (IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia (Address of principal executive offices)	V8X 5J2 (Zip Code)

(604) 683-8582
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.     Submission of Matters to a Vote of Security Holders

An Annual General Meeting of Shareholders ("AGM") of Naturally Advanced Technologies Inc. (the "Company") was held on September 15, 2011 to approve the agenda items described below.

A total of 26,463,096 shares (64.4% of the 41,121,204 issued and outstanding shares of the Company's common stock entitled to vote as of July 29, 2011, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM.

Agenda Item 1.     To set the number of directors at eight (8).

For		Against
26,011,335	98.3%	451,761	1.7%

There were no withheld votes or broker non-votes with respect to this agenda item.

Agenda Item 2.     To elect the following eight (8) directors:

Nominee	For		Withheld
Kenneth Barker	12,216,048	89.0%	1,512,345	11.0%
Robert Edmunds	13,295,483	96.8%	432,910	3.2%
Jason Finnis	12,216,048	89.0%	1,512,345	11.0%
Larisa Harrison	12,017,918	87.5%	1,710,475	12.5%
Miljenko Horvat	13,717,513	99.9%	10,880	0.1%
Jeremy Jones	13,636,133	99.3%	92,260	0.7%
Peter Moore	13,723,233	99.9%	5,160	Less than 0.1%
Guy Prevost	12,017,918	87.5%	1,710,475	12.5%

There were 12,734,703 broker non-votes with respect to this agenda item. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary "uninstructed" votes in any election of directors.

Agenda Item 3.     To ratify the selection of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Withheld
26,407,676	99.8%	Nil	Nil	48,420	0.2%

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

Agenda Item 4.     To approve the Company's 2011 Fixed Share Option Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Withheld
8,416,371	61.3%	5,312,022	38.7%	Nil	Nil

There were 12,734,703 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

The Company's solicitation of proxies with respect to its AGM involved securities of an issuer located in Canada and was being effected in accordance with the corporate laws of the Province of British Columbia, Canada, and securities laws of the provinces of Canada. The proxy solicitation rules under the United States Securities Exchange Act of 1934, as amended, are not applicable to the Company or the solicitation, and the solicitation was been prepared in accordance with the disclosure requirements of the securities laws of the provinces of Canada. Shareholders should be aware that disclosure requirements under the securities laws of the provinces of Canada differ from the disclosure requirements under United States securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATURALLY ADVANCED TECHNOLOGIES INC.
DATE: September 20, 2011.	By: /s/ Guy Prevost Guy Prevost Chief Financial Officer and a director

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